                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-03196

                            CASH RESERVE FUND, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-3488
                                                            --------------

                                  Charles Rizzo
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        03/31

Date of reporting period:       03/31/05

ITEM 1.  REPORT TO STOCKHOLDERS

Deutsche Bank Alex. Brown

Cash Reserve Fund

Prime Series
Treasury Series
Tax-Free Series

Annual Report to Shareholders

March 31, 2005

Table of Contents

Portfolio Management Review Click Here

Cash Reserve Fund

Information About Your Fund's Expenses Click Here

Investment Summary Click Here

Schedule of Investments Click Here

Statements of Assets and Liabilities Click Here

Statements of Operations Click Here

Statements of Changes in Net Assets Click Here

Financial Highlights Click Here

Notes to Financial Statements Click Here

Report of Independent Registered Public Accounting Firm Click Here

Tax Information Click Here

Other Information Click Here

Directors and Officers Click Here

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, talk to your financial representative or call Shareholder Services at (800) 730-1313. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Please read this fund's prospectus for specific details regarding its risk profile.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Portfolio Management Review

In the following interview, Portfolio Manager Geoffrey Gibbs discusses the market environment and the portfolio team's approach to managing Cash Reserve Fund, Inc. during the fund's most recent fiscal year ended March 31, 2005.

Q:  Will you discuss the market environment for the fund during the 12-month period?

A:  Following months of reasonable GDP growth accompanied by stubbornly anemic jobs reports in late 2003/early 2004, the April 2004 nonfarm payroll report of 300,000 new jobs demonstrated that the US economy was in full recovery, meaning that the Federal Reserve Board (the Fed) would soon begin to raise rates. This signaled a dramatic change for the fixed-income markets including money market securities. It also indicated that the yield curve would steepen substantially, meaning that longer-term money market rates would move higher than shorter-term rates.1

With the job market seemingly back on track, the Fed began spelling out what came to be known as its "measured pace" policy. Under this policy, the Fed has been inching up the federal funds rate by 25 basis points (0.25%) at each of its seven policy meetings beginning in June 2004 through March 2005. At the close of the fund's fiscal year on March 31, 2005, the federal funds rate stood at 2.75%, up from 1.00% at the start of 2004.

In the second half of 2004, the US economic expansion displayed resiliency, maintaining a 4% growth rate while weathering a spike in oil prices up to $55 per barrel. As we moved into the fourth quarter of 2004 and the first quarter of 2005, corporate pricing power (the ability of companies to raise prices to boost profits while retaining market share) began to strengthen as inflationary pressures took hold. Monthly job growth remained an economic indicator for the market, but its focus gradually shifted to a careful watch for signs of increased inflation. The one-year LIBOR rate, an industry standard for measuring one-year money market rates, closed 2004 at 3.10%, its highest level since March 2002.2 At the end of March 2005, LIBOR stood at 3.84%. The premium level of LIBOR, (which is set by the market) over the fed funds rate (which is fixed by the Federal Reserve) of 2.75% represented two factors: (1) the market's concern that the Fed may have to raise short-term interest rates more aggressively if inflation begins to accelerate; and (2) the fact that many market participants reevaluated their portfolios and sold some riskier credits following announcements of credit problems in the automobile and airline industries; these actions tended to boost yields and depress prices in the credit markets overall.

1 Yield Curve — a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as ``steep'' this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period of time are rewarded with higher yields.

2 LIBOR, or the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

3 Shorter-term securities are generally less risky than longer-term securities, and are therefore potentially more attractive in a difficult environment.

Q:  How did the fund perform over its most recent fiscal year?

A:  We were able to produce a competitive yield in the Cash Reserve Fund. (All performance is historical and does not guarantee future results. Yields fluctuate and are not guaranteed.)

Q:  In light of market conditions during the period, what has been the strategy for the Prime Series?

In the second quarter of 2004, as stated above, one-year money market rates rose sharply in response to concerns that the Fed would raise short-term interest rates aggressively over the next 12 to 24 months. Our strategy was to substantially decrease the fund's average maturity in order to reduce risk, limiting our purchases to three-month maturity issues and shorter.3 At that time, the fund's average maturity target was 30-35 days. As we moved into the fourth quarter of 2004 and the first quarter of this year, with one-year money market rates stabilizing somewhat, we moved the fund's weighted

7-Day Current Yield+	(as of 3/31/05)
Prime Shares iMoneyNet First Tier Retail Money Funds Average*	2.23% 1.90%
Treasury Shares iMoneyNet Treasury Retail Money Funds Average*	1.94% 1.81%
Tax-Free Shares** iMoneyNet National Retail Tax-Free Money Funds Average*	1.41% 1.37%

Yields are historical, will fluctuate and do not guarantee future performance. Please call (800) 621-1048 for the Funds' most up-to-date performance.

+ The 7-day current yield refers to the income paid by the fund over a 7-day period expressed as an annual percentage rate.

* Money Fund Report Averages, a service of iMoneyNet, Inc., are averages for categories of similar money market funds.

** For certain investors a portion of the series' income may be subject to the federal alternative minimum tax. Distribution of the series' income may be subject to state and local taxes.

average maturity target back up to approximately 40 days to capture some additional yield. We believe the portfolio's current positioning is in line with the market's expectation of a steady series of fed funds rate hikes.

During the period, we maintained a target allocation of approximately 20% in floating- rate securities. The interest rate of floating-rate securities adjusts periodically based on indices such as LIBOR and the federal funds rate. Because the interest rates of these instruments adjust as market conditions change, they provide flexibility in an uncertain interest rate environment. Our decision to maintain this allocation helped performance during the period. The remainder of the Prime Series portfolio is invested in fixed-rate securities, certificates of deposit and repurchase agreements.4

4 Repurchase Agreements (Repos) — an agreement between a seller and a buyer, usually of government securities, where the seller agrees to repurchase the securities at a given price and usually at a stated time. Repos are widely used money market instruments that serve as an interest bearing, short-term ``parking place'' for large sums of money.

Q:  What has been the strategy for the Treasury Series?

A:  Many investors have been waiting out the Federal Reserve's well-telegraphed series of interest rate hikes, and this has resulted in a ``flight to quality'' into government money market securities. For this reason, as Treasury bills have become more expensive, we have shortened the weighted average maturity of the portfolio as a precautionary measure given the current rate environment. Going forward, we will continue to monitor economic and inflation indicators to help us determine the speed in which interest rates may rise.

Q:  What has been the strategy for the Tax-Free Series?

A:  We continued to focus on the highest-quality investments for the Tax-Free Series while seeking competitive yields across the municipal investment spectrum. During the period, the tax-free money markets were forced to adjust to dramatic changes in supply, due to (1) the $15 billion of supply from California's Revenue Anticipation Notes and Revenue Anticipation Warrants that had entered the market back in October 2003, followed by (2) the sudden withdrawal of this supply from the market in June 2004 as California refunded the $15 billion of short-term debt, issuing longer-term debt in its place. It took over a month for the markets, and tax-exempt interest rates, to adjust after this significant withdrawal of supply. (A severe short-term squeeze on supply tends to push prices of tax-exempt money market securities higher, and their yields significantly lower.) Though we were invested in essential-service (such as water resource/power supply-related) bonds from California agencies and counties over the period, we avoided adding new state of California issues because of the state's unsettled financial situation.

Another event that created a temporary imbalance in the tax-free money markets was Microsoft's $30 billion dividend paid in December 2004. Because of automated exchanges of some of this money from brokerage accounts into tax-free money market funds, this event created a surge in demand for floating-rate securities and put significant downward pressure on their yields. Eventually, year-end redemptions and new issuance brought supply and demand within the tax-exempt money market back into balance.

During the reporting period, we maintained a cautious stance by shifting the Tax-Free Series' weighted average maturity to a target range of 21 to 42 days. The portfolio also has a targeted allocation of 75% of assets in floating-rate securities and 25% in fixed-rate instruments. Our decision to maintain a significant floating-rate position generally helped performance during the period. The interest rate of floating-rate securities adjusts periodically based on indices such as the Bond Market Association Index of Variable Rate Demand Notes.5 Because the interest rates of these instruments adjust as market conditions change, they can provide flexibility in an uncertain interest rate environment. In addition, we continued to focus on the highest-quality investments while seeking competitive yields. In particular, we emphasized essential-services revenue issues and what is known as enhanced paper, i.e., securities guaranteed by a third party such as a bank or insurance company. Lastly, as a holder of insured municipal credits, we are carefully monitoring the recent investigations of municipal credit insurer MBIA by securities regulators. MBIA, the largest municipal securities insurance firm, has been the subject of inquiries over certain types of derivative securities trading it engaged in during 2002.

Q:  What detracted from performance during the period?

A:  In December, we kept additional cash on hand — as we do each year — to meet any tax-related redemptions as well as investors' year-end liquidity needs. This detracted somewhat from yield and total return.

Q:  Will you describe your investment philosophy?

A:  We continue our insistence on the highest credit quality within the fund. We also plan to maintain our conservative investment strategies and standards. We continue to apply a careful approach to investing on behalf of the fund and to seek competitive yield for our shareholders.

5 The Bond Market Association Index of Variable Rate Demand Notes is a weekly high-grade market index comprising seven-day tax-exempt variable rate demand notes produced by Municipal Market Data Group. Actual issues are selected from Municipal Market Data's database of more than 10,000 active issues. It is not possible to invest directly into an index.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Information About Each Fund's Expenses

As an investor, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in each Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended March 31, 2005.

The tables illustrate each Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Prime Series

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2005
Actual Fund Return	Prime Shares	Prime Institutional Shares
Beginning Account Value 10/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/05	$ 1,007.80	$ 1,009.80
Expenses Paid per $1,000*	$ 3.40	$ 1.50
Hypothetical 5% Fund Return	Prime Shares	Prime Institutional Shares
Beginning Account Value 10/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/05	$ 1,021.54	$ 1,023.44
Expenses Paid per $1,000*	$ 3.43	$ 1.51

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios
Prime Shares	.68%
Prime Institutional Shares	.30%

Treasury Series

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2005
Actual Fund Return	Treasury Shares	Treasury Institutional Shares
Beginning Account Value 10/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/05	$ 1,006.50	$ 1,008.40
Expenses Paid per $1,000*	$ 3.50	$ 1.65
Hypothetical 5% Fund Return	Treasury Shares	Treasury Institutional Shares
Beginning Account Value 10/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/05	$ 1,021.44	$ 1,023.29
Expenses Paid per $1,000*	$ 3.53	$ 1.66

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios
Treasury Shares	.70%
Treasury Institutional Shares	.33%

Tax-Free Series

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2005
Actual Fund Return	Tax-Free Shares	Tax-Free Institutional Shares
Beginning Account Value 10/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/05	$ 1,005.20	$ 1,007.10
Expenses Paid per $1,000*	$ 3.55	$ 1.70
Hypothetical 5% Fund Return	Tax-Free Shares	Tax-Free Institutional Shares
Beginning Account Value 10/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/05	$ 1,021.39	$ 1,023.24
Expenses Paid per $1,000*	$ 3.58	$ 1.72

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios
Tax-Free Shares	.71%
Tax-Free Institutional Shares	.34%

For more information, please refer to the Fund's prospectus.

Investment Summary

Prime Series

Asset Allocation	3/31/05	3/31/04

Commercial Paper	30%	32%
Repurchase Agreements	22%	20%
Short Term Notes	19%	14%
Certificates of Deposit and Bank Notes	18%	16%
US Government Sponsored Agencies+	4%	9%
Promissory Notes	3%	—
Funding Agreements	2%	5%
Master Notes	2%	3%
Government National Mortgage	—	1%
	100%	100%

+ Not backed by the full faith and credit of the US Government

Weighted Average Maturity
Cash Reserve Fund, Inc. — Prime Series	38 days	54 days
iMoneyNet First Tier Retail Money Funds Average*	36 days	54 days

Treasury Series

Asset Allocation	3/31/05	3/31/04

US Government Backed	100%	100%
Weighted Average Maturity
Cash Reserve Fund, Inc. — Treasury Series	33 days	42 days
iMoneyNet Treasury Retail Money Funds Average*	31 days	55 days

Tax-Free Series

Asset Allocation	3/31/05	3/31/04

Municipal Investments	100%	100%
Weighted Average Maturity
Cash Reserve Fund, Inc. — Tax-Free Series	25 days	30 days
iMoneyNet National Retail Tax-Free Money Funds Average*	26 days	37 days

* The Funds are compared to their respective iMoneyNet category: First Tier Retail Money Funds Average — Category includes a widely-recognized composite of money market funds that invest in only first tier (highest rating) securities; Treasury Retail Money Funds Average — Category includes only retail funds that hold 100% in US Treasuries; National Tax-Free Retail Money Funds Average — Category consists of all national tax-free and municipal retail funds.

Asset allocation is subject to change. For more complete details about the Funds' holdings, see pages 10-20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Other Information section for contact information.

Schedule of Investments as of March 31, 2005

Prime Series	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 18.0%
Bank Tokyo-Mitsubishi, 2.82%, 4/29/2005	20,000,000	20,000,000
Barclays Bank PLC, 3.02%, 6/30/2005	24,000,000	23,999,985
BNP Paribas, 3.02%, 9/20/2005	50,000,000	49,992,841
Calyon:
2.8%, 5/3/2005	20,000,000	20,000,000
3.02%, 9/20/2005	20,000,000	19,997,137
3.27%, 3/6/2006	30,000,000	30,000,000
Credit Suisse First Boston, 2.805%, 5/3/2005	50,000,000	50,000,000
HBOS Treasury Services PLC:
2.97%, 8/18/2005	35,000,000	35,000,000
3.27%, 3/6/2006	15,000,000	15,000,000
Societe Generale:
2.8%, 5/3/2005	80,000,000	80,000,000
2.96%, 8/8/2005	40,000,000	40,000,706
Toronto Dominion Bank, 2.51%, 5/27/2005	23,000,000	23,000,177
UBS AG, 2.82%, 5/3/2005	20,000,000	20,000,000
Wells Fargo Bank NA:
2.79%, 4/25/2005	25,000,000	25,000,000
2.79%, 5/4/2005	20,000,000	19,999,817
Total Certificates of Deposit and Bank Notes (Cost $471,990,663)		471,990,663

Commercial Paper** 30.3%
Apreco LLC:
2.8%, 4/28/2005	10,000,000	9,979,075
2.81%, 4/28/2005	40,000,000	39,916,000
2.82%, 4/21/2005	20,000,000	19,968,667
Bank of Ireland, 2.62%, 4/21/2005	12,100,000	12,082,388
British Transco Capital, Inc., 2.71%, 5/9/2005	25,000,000	24,928,618
CC (USA), Inc., 2.63%, 4/25/2005	10,000,000	9,982,467
Charta LLC:
2.79%, 4/27/2005	25,000,000	24,949,806
2.81%, 4/29/2005	25,000,000	24,945,555
CIT Group, Inc.:
2.36%, 4/4/2005	9,000,000	8,998,230
2.94%, 8/2/2005	30,000,000	29,701,725
Compass Securitization LLC, 2.8%, 4/22/2005	30,000,000	29,951,000
CRC Funding LLC:
2.79%, 4/20/2005	20,000,000	19,970,550
2.81%, 4/18/2005	20,000,000	19,973,461
2.81%, 4/27/2005	10,000,000	9,979,778
Falcon Asset Securitization Corp.:
2.79%, 4/12/2005	25,000,000	24,978,687
2.8%, 4/26/2005	15,000,000	14,970,938
2.81%, 4/26/2005	25,000,000	24,951,389
Giro Funding US Corp.:
2.71%, 4/8/2005	20,000,000	19,989,481
2.79%, 4/18/2005	30,000,000	29,960,475
2.79%, 5/3/2005	23,000,000	22,943,164
2.82%, 4/26/2005	14,500,000	14,471,705
Goldman Sachs Group, Inc., 3.27%, 3/3/2006	40,000,000	38,810,933
HBOS Treasury Services PLC, 2.82%, 6/15/2005	1,576,000	1,566,807
Jupiter Securitization Corp.:
2.8%, 4/22/2005	51,126,000	51,042,494
2.81%, 4/26/2005	10,000,000	9,980,556
Lake Constance Funding LLC, 2.8%, 4/21/2005	36,000,000	35,944,000
Liberty Street Funding, 2.8%, 4/29/2005	25,000,000	24,945,555
Perry Global Funding LLC:
Series A, 2.62%, 4/8/2005	15,000,000	14,992,358
Series A, 2.64%, 4/12/2005	10,000,000	9,991,933
Series A, 2.77%, 4/26/2005	30,000,000	29,942,500
Ranger Funding Co., LLC, 2.79%, 4/18/2005	18,015,000	17,991,265
Sheffield Receivables Corp.:
2.8%, 4/21/2005	50,000,000	49,922,222
2.8%, 4/25/2005	10,000,000	9,981,400
Societe Generale North America, Inc., 3.01%, 9/12/2005	5,000,000	4,932,350
Tulip Funding Corp., 2.81%, 4/22/2005	16,630,000	16,602,741
United Technologies Corp., 2.83%, 4/1/2005	1,209,000	1,209,000
WestPac Capital Corp., 2.63%, 4/25/2005	38,500,000	38,432,625
Total Commercial Paper (Cost $793,881,898)		793,881,898

Short Term Notes* 18.7%
American Express Centurion Bank, 2.69%, 9/1/2005	10,000,000	10,001,592
American Honda Finance Corp.:
144A, 2.72%, 5/6/2005	25,000,000	25,000,000
144A, 3.0%, 9/19/2005	20,000,000	19,999,068
Beta Finance, Inc.:
144A, 2.745%, 4/15/2005	30,000,000	29,999,712
2.87%, 11/23/2005	45,000,000	45,014,610
BMW US Capital LLC, 144A, 2.82%, 4/18/2006	10,000,000	10,000,000
International Business Machines Corp., 2.725%, 3/8/2005	20,000,000	20,000,000
Merrill Lynch & Co., Inc., 2.72%, 1/4/2006	15,000,000	15,000,000
Metropolitan Life Global Funding I, 3.05%, 3/17/2006	20,000,000	20,009,345
Morgan Stanley:
2.71%, 2/3/2006	20,000,000	20,000,000
2.84%, 4/19/2005	60,000,000	60,000,000
2.945%, 11/15/2005	25,000,000	25,000,000
Natexis Banque Populaires, 2.7%, 6/9/2005	30,000,000	29,998,571
National City Bank of Cleveland:
2.765%, 6/10/2005	20,000,000	20,001,352
2.795%, 5/24/2005	20,000,000	20,000,000
Pfizer, Inc., 144A, 2.706%, 10/7/2005	40,000,000	40,000,000
SunTrust Bank Atlanta, 2.79%, 4/1/2005	40,000,000	40,000,000
Tango Finance Corp., 144A, 2.73%, 2/10/2006	20,000,000	19,998,316
Westpac Banking Corp., 2.89%, 9/9/2005	20,000,000	19,997,354
Total Short Term Notes* (Cost $490,019,920)		490,019,920

Master Notes 1.9%
Bear Stearns & Co., Inc., 3.03%, 4/1/2005 (Cost $50,000,000)	50,000,000	50,000,000

US Government Sponsored Agencies 4.0%
Federal Home Loan Bank, 2.875%*, 9/12/2005	30,000,000	29,991,893
Federal National Mortgage Association:
1.8%, 5/27/2005	15,000,000	15,000,000
1.81%, 5/27/2005	20,000,000	20,000,000
2.626%*, 9/7/2006	40,000,000	39,957,309
Total US Government Sponsored Agencies (Cost $104,949,202)		104,949,202

Funding Agreement 2.5%
GE Capital Assurance Co.:
3.00%, 9/1/2005	45,000,000	45,000,000
3.01%, 3/1/2006	20,000,000	20,000,000
Total Funding Agreement (Cost $65,000,000)		65,000,000

Promissory Notes 3.2%
Goldman Sachs Group, Inc., 2.89%*, 5/26/2005 (Cost $85,000,000)	85,000,000	85,000,000

Repurchase Agreements 21.4%
Bank of America, 2.90%, dated 3/31/2005, to be repurchased at $60,905,123 on 4/1/2005 (b)	60,900,217	60,900,217
UBS Securities LLC, 2.89%, dated 3/31/2005, to be repurchased at $500,040,139 on 4/1/2005 (c)	500,000,000	500,000,000
Total Repurchase Agreements (Cost $560,900,217)		560,900,217
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,621,741,900) (a)	100.0	2,621,741,900
Other Assets and Liabilities, Net	0.0	1,157,879
Net Assets	100.0	2,622,899,779

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of March 31, 2005.

** Annualized yield at the time of purchase; not a coupon rate.

(a) Cost for federal income tax purposes was $2,621,741,900.

(b) Collateralized by $61,890,875 Federal National Mortgage Association, 5.5%, maturing on 2/1/2035 with a value of $62,118,221.

(c) Collateralized by:

Principal Amount ($)	Type	Rate (%)	Maturity Date	Collateral Value ($)

5,635,376	Federal Home Loan Mortgage Corp.	4.231	5/1/2028	5,809,080
8,131,767	Federal Home Loan Mortgage Corp.	4.232	12/1/2037	8,451,014
10,210,000	Federal National Mortgage Association	4.752	3/1/2035	10,170,079
15,415,608	Federal Home Loan Mortgage Corp.	4.100	1/1/2033	15,917,917
15,992,642	Federal National Mortgage Association	3.504	5/1/2033	16,121,194
24,623,199	Federal Home Loan Mortgage Corp.	3.952	1/1/2034	24,819,895
21,756,539	Federal National Mortgage Association	3.814	3/1/2034	21,428,618
23,021,575	Federal National Mortgage Association	4.295	5/1/2033	23,169,774
24,838,148	Federal National Mortgage Association	4.663	2/1/2034	24,994,388
27,160,581	Federal National Mortgage Association	4.612	9/1/2033	27,350,633
28,358,322	Federal National Mortgage Association	4.381	3/1/2034	28,286,386
28,557,505	Federal National Mortgage Association	4.583	7/1/2034	28,766,309
29,308,469	Federal National Mortgage Association	4.562	4/1/2034	29,490,012
30,076,699	Federal National Mortgage Association	3.427	5/1/2034	29,874,735
31,503,218	Federal National Mortgage Association	4.144	4/1/2034	31,189,912
32,613,374	Federal National Mortgage Association	5.017	12/1/2034	32,927,822
36,899,306	Federal National Mortgage Association	3.917	1/1/2035	36,794,064
37,674,684	Federal National Mortgage Association	5.247	12/1/2034	38,223,564
37,675,695	Federal National Mortgage Association	4.517	1/1/2035	38,220,368
37,866,431	Federal National Mortgage Association	4.671	1/1/2035	37,996,814
Total Collateral Value				510,002,578

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments as of March 31, 2005

Treasury Series	Principal Amount ($)	Value ($)

US Government Backed* 100.8%
US Treasury Bills:
2.312%, 4/21/2005	22,000,000	21,972,378
2.415%, 5/12/2005	10,000,000	9,973,122
2.508%, 5/5/2005	3,624,000	3,615,580
2.525%, 5/5/2005	50,000,000	49,883,125
2.629%, 4/14/2005	1,033,000	1,032,034
2.662%, 4/14/2005	5,032,000	5,027,239
2.665%, 4/14/2005	40,000,000	39,962,083
2.676%, 4/21/2005	66,702,000	66,604,356
2.696%, 4/14/2005	3,743,000	3,739,411
2.708%, 4/21/2005	50,000,000	49,925,972
2.751%, 6/9/2005	50,000,000	49,741,729
2.756%, 4/15/2005	100,000,000	99,894,417
2.843%, 6/23/2005	20,000,000	19,871,581
3.015%, 9/8/2005	10,000,000	9,869,778
Total US Government Backed (Cost $431,112,805)		431,112,805
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $431,112,805) (a)	100.8	431,112,805
Other Assets and Liabilities, Net	(0.8)	(3,328,184)
Net Assets	100.0	427,784,621

* Annualized yield at time of purchase; not a coupon rate.

(a) Cost for federal income tax purposes was $431,112,805.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments as of March 31, 2005

Tax-Free Series	Principal Amount ($)	Value ($)

Municipal Investments 97.9%
Alabama 2.0%
Alabama, Housing Finance Authority, Multi-Family Housing Revenue, Heatherbrooke Project, Series C, 2.33%*, 6/15/2026	8,200,000	8,200,000
Alabama, Housing Finance Authority, Multi-Family Housing Revenue, Rime Village Hoover Project, Series A, 2.33%*, 6/15/2026	7,500,000	7,500,000
Birmingham, AL, Waterworks and Sewer Revenue, Series 2003-A, 144A, 2.32%*, 1/1/2043 (c)	2,500,000	2,500,000
		18,200,000
Alaska 0.3%
Anchorage, AL, Core City, General Obligation, Series II-R, 144A, 1.7%*, 6/1/2019 (c)	2,965,000	2,965,000
Arizona 1.6%
Apache County, AR, Industrial Development Authority, Series 83A, 2.35%*, 12/15/2018, Credit Suisse First Boston (b)	2,100,000	2,100,000
Salt River, AZ, Agricultural Improvement & Power Distribution Revenue, 2.0%, 4/5/2005	12,000,000	12,000,000
		14,100,000
California 4.8%
California, Municipal Securities Trust Certificates, Series 9041, 144A, 2.27%*, 7/21/2010 (c)	4,200,000	4,200,000
California, State Department of Water Resources, Center Valley Project Revenue, Series B-32, 144A, 2.32%*, 12/1/2025 (c)	995,000	995,000
California, State Economic Recovery Program, Series C-5, 2.25%*, 7/1/2023	2,680,000	2,680,000
California, State General Obligation, Series PT-1555, 144A, 2.3%*, 10/1/2010 (c)	7,960,000	7,960,000
Hesperia, CA, Public Financing Authority Revenue, 1993 Street Improvement Project, 2.3%*, 10/1/2023, Bank of America NA (b)	5,025,000	5,025,000
Los Angeles County, CA, Tax & Revenue Anticipation Notes, Series A, 3.0%, 6/30/2005	3,600,000	3,612,230
Los Angeles, CA, Genral Obligation, Series L54J, 144A, 2.31%*, 6/30/2005	2,200,000	2,200,000
Los Angeles, CA, Tax & Revenue Anticipation Notes, 6.0%, 6/30/2005	15,000,000	15,147,150
Los Angeles, CA, Unified School District, 144A, 2.26%*, 1/1/2028 (c)	700,000	700,000
Santa Clara, CA, Electric Revenue, Series B, 2.23%*, 7/1/2010 (c)	1,335,000	1,335,000
		43,854,380
Colorado 1.5%
Colorado, General Fund Revenue, Tax & Revenue Anticipation Notes, 3.0%, 6/27/2005	1,000,000	1,003,352
Colorado, Health Facilities Authority Revenue, Frasier Meadows Manor Project, 2.28%*, 6/1/2021, Bank One NA (b)	2,225,000	2,225,000
Colorado, State Education Loan Program, Series L48J-D, 144A, 2.31%*, 8/9/2005	7,100,000	7,100,000
Colorado, Transportation/Tolls Revenue, Transportation Department, 144A, 2.32%*, 12/15/2016 (c)	3,320,000	3,320,000
		13,648,352
District of Columbia 0.4%
District of Columbia, The Washington Home, Inc., Revenue, 2.28%*, 8/1/2029, First Union National Bank (b)	3,860,000	3,860,000
Florida 7.5%
Brevard County, FL, Health Facilties Authority, Health Care Facilities Revenue, Health First, Inc. Project, 2.29%*, 8/1/2014, SunTrust Bank (b)	1,300,000	1,300,000
Broward County, FL, Educational Facilities Authority Revenue, Nova Southeastern, Series C, 2.29%*, 4/1/2024, Bank of America NA (b)	500,000	500,000
Charlotte County, FL, Utility Revenue, Series B, 2.3%*, 10/1/2021 (c)	4,300,000	4,300,000
Collier County, FL, Health Facilities Authority, Hospital Revenue, Cleveland Clinic Health, Series C-1, 2.3%*, 1/1/2035, JP Morgan Chase Bank (b)	5,000,000	5,000,000
Florida, Board of Education, Lottery Revenue, Series PT-1952, 144A, 1.7%*, 1/1/2009 (c)	10,400,000	10,400,000
Florida, Higher Educational Facilities Financing Authority Revenue, St. Thomas University Project, 2.29%*, 1/1/2019, SunTrust Bank (b)	1,900,000	1,900,000
Florida, Housing Finance Corp., Multi-Family Revenue, Victoria Park, Series J-1, 2.28%*, 10/15/2032	2,700,000	2,700,000
Florida, Transportation/Tolls Revenue, Turnpike Authority, Series R-4041, 144A, 2.31%*, 7/1/2020 (c)	13,170,000	13,170,000
Highlands County, FL, Health Facilities Authority Revenue, Adventist Health Systems, Series B, 2.3%*, 11/15/2009, SunTrust Bank (b)	19,310,000	19,310,000
Jacksonville, FL, Electric Authority Revenue, 2.05%, 5/10/2005	3,500,000	3,500,000
Miami-Dade County, FL, School Board Certificates of Partnership, Series R-4022, 144A, 2.31%*, 8/1/2021 (c)	3,800,000	3,800,000
Pasco County, FL, School Board Certificates of Participation, 2.28%*, 8/1/2026 (c)	305,000	305,000
Seminole County, FL, Industrial Development Authority Revenue, Masters Academy Project, 2.31%*, 11/1/2034, Allied Irish Bank PLC (b)	1,600,000	1,600,000
		67,785,000
Georgia 8.2%
Atlanta, GA, Airport Revenue, Series B-1, 2.29%*, 1/1/2030 (c)	15,000,000	15,000,000
Atlanta, GA, Airport Revenue, General Funding, Series C-1, 2.29%*, 1/1/2030 (c)	1,000,000	1,000,000
Burke County, GA, Development Authority, Pollution Control Revenue, Oglethorpe Power Corp., 2.29%*, 1/1/2021 (c)	2,000,000	2,000,000
Cobb County, GA, Development Authority University, Facilities Revenue, Series 983, 144A, 2.32%*, 7/15/2033 (c)	7,744,000	7,744,000
Cobb County, GA, Housing Authority, Multi-Family Housing Revenue, Post Mill Project, 2.29%*, 6/1/2025	11,380,000	11,380,000
Columbus, GA, Housing Authority Revenue, Columbus State University Foundation, 2.29%*, 11/1/2017, SunTrust Bank (b)	3,950,000	3,950,000
De Kalb County, GA, Housing Authority, Multi-Family Housing Revenue, Post Asford Project, 2.29%*, 6/1/2025	6,245,000	6,245,000
Fayette County, GA, Development Authority Educational Facilities Revenue, Catholic School Properties, Inc., Project, 2.29%*, 4/1/2024, Wachovia Bank (b)	3,400,000	3,400,000
Fulco, GA, Hospital Authority Revenue, Piedmont Hospital Project, 2.28%*, 3/1/2024, SunTrust Bank (b)	2,605,000	2,605,000
Fulton County, GA, Development Authority Revenue, Donnellan School Project, 2.29%*, 7/1/2020, Wachovia Bank NA (b)	1,850,000	1,850,000
Fulton County, GA, Development Authority Revenue, Lovett School Project, 2.29%*, 7/1/2026, SunTrust Bank (b)	1,500,000	1,500,000
Georgia, Medical Center Hospital Authority Revenue, Spring Harbor, Atlanta Green IS, 2.28%*, 7/1/2034, Bank of Scotland (b)	10,560,000	10,560,000
Macon-Bibb County, GA, Hospital Authority Revenue, Anticipation Certificates, Medical Center of Central Georgia:
2.29%*, 8/1/2018, SunTrust Bank (b)	2,485,000	2,485,000
2.29%*, 12/1/2018, SunTrust Bank (b)	330,000	330,000
Roswell, GA, Housing Authority Revenue, Multi-Family Revenue, Post Canyon Project, 2.29%*, 6/1/2025	4,100,000	4,100,000
		74,149,000
Hawaii 1.6%
Hawaii, General Obligation:
Series R-4545, 144A, 2.32%*, 8/1/2020 (c)	5,195,000	5,195,000
Series R-4553, 144A, 2.32%*, 5/1/2023 (c)	9,015,000	9,015,000
		14,210,000
Illinois 9.2%
Chicago, IL, General Obligation:
Series 04-1, 144A, 2.32%*, 1/1/2012 (c)	5,025,000	5,025,000
Series A, 144A, 2.32%*, 1/1/2042 (c)	2,690,000	2,690,000
Du Page County, IL, Benedictine University Building Project, 144A, 2.3%*, 7/1/2024, LaSalle Bank NA (b)	23,950,000	23,950,000
Illinois, Development Finance Authority Revenue, Chicago Symphony Project, 2.29%*, 12/1/2033, Bank One NA (b)	6,300,000	6,300,000
Illinois, Educational Facilities Authority Revenue:
1.9%, 7/6/2005	5,000,000	5,000,000
2.1%*, 7/11/2005	7,000,000	7,000,000
Illinois, Health Facilities Authority Revenue, The Carle Foundation, Series B, 2.25%*, 7/1/2028 (c)	3,600,000	3,600,000
Illinois, State General Obligation, 3.0%, 6/3/2005	23,500,000	23,538,783
Illinois, State Sales Tax Revenue, Series 1, 5.0%, 6/15/2005	5,675,000	5,710,063
		82,813,846
Indiana 3.0%
ABN AMRO, Munitops Certificates Trust, Series 2003-32, 144A, 2.33%*, 1/15/2012 (c)	18,000,000	18,000,000
Indiana, Development Finance Authority, Economic Development Revenue, Junior Achievement Center, 2.3%*, 6/1/2029, Bank One NA (b)	5,200,000	5,200,000
Indiana, Municipal Power Agency, Power Supplies System Revenue, Series A, 2.3%*, 1/1/2018, Toronto-Dominion Bank (b)	1,200,000	1,200,000
Indiana, Transportation/Tolls Revenue, Series R-4528, 144A, 2.32%*, 6/1/2018 (c)	2,980,000	2,980,000
		27,380,000
Iowa 1.0%
Iowa, Finance Authority Hospital Facilities Revenue, Iowa Health Systems:
Series B, 2.25%*, 7/1/2015 (c)	2,600,000	2,600,000
Series B, 2.25%*, 7/1/2020 (c)	4,625,000	4,625,000
Iowa, Finance Authority Revenue, Miss VY Regional Blood Center, 2.28%*, 2/1/2023, Wells Fargo Bank NA (b)	2,100,000	2,100,000
		9,325,000
Kansas 1.4%
Kansas, Development Finance Authority Hospital Revenue, Adventist Health, Sunbelt, Series C, 2.3%*, 11/15/2034, SunTrust Bank (b)	12,500,000	12,500,000
Kentucky 1.7%
Boone County, KY, Pollution Control Revenue, Cincinnati Gas & Electric Co., Series A, 2.05%*, 8/1/2013, Credit Lyonnais (b)	2,200,000	2,200,000
Pendleton, KY, Lease Revenue, 1.75%, 4/8/2005	13,000,000	13,000,000
		15,200,000
Maine 1.3%
Maine, Bond Anticipation Notes:
3.0%, 6/23/2005	6,800,000	6,820,201
3.0%, 6/23/2005	5,000,000	5,012,069
		11,832,270
Maryland 1.4%
Montgomery County, MD, Economic Development Revenue, Howard Hughes Medical Facility, Series A, 2.3%*, 10/15/2020	12,500,000	12,500,000
Massachusetts 1.1%
Massachusetts, State General Obligation, Series A, 2.31%*, 2/1/2028	10,000,000	10,000,000
Michigan 2.8%
ABN AMRO, Munitops Certificates Trust, Series 2003-3, 144A, 2.32%*, 1/1/2011 (c)	6,650,000	6,650,000
Detroit, MI, Economic Development Corp., Waterfront Reclamation,, Series A, 2.3%*, 5/1/2009, Bank of America (b)	100,000	100,000
Flushing, MI, General Obligation Community Schools, Series R-4517, 144A, 2.32%*, 5/1/2023	4,880,000	4,880,000
Garden City, MI, Hospital Revenue, Series A, 2.31%*, 9/1/2026, First of America Bank (b)	725,000	725,000
Grand Valley, MI, State University Revenue, Series B, 2.27%*, 6/1/2027 (c)	7,000,000	7,000,000
Holt, MI, General Obligation, Public Schools, 2.24%*, 5/1/2030	200,000	200,000
Michigan, State Hospital Finance Authority Revenue, Crittenton Hospital Medical Center, Series B, 2.3%*, 3/1/2014, Comerica Bank (b)	595,000	595,000
Michigan, Certificate of Participation, Series 530, 144A, 2.35%*, 9/1/2011 (c)	4,850,000	4,850,000
		25,000,000
Nevada 0.9%
Las Vegas Valley, NV, Water District, Series B-10, 144A, 2.35%*, 6/1/2024 (c)	8,100,000	8,100,000
New Jersey 3.5%
Atlantic County, NJ, Import Authority Revenue, Aces-Pooled Government Loan Program, 2.23%*, 7/1/2026, Kredietbank NV (b)	1,250,000	1,250,000
New Jersey, Floating Rate Trust Receipts, Series L56J-D, 144A, 2.31%*, 6/24/2005	550,000	550,000
New Jersey, Health Care Facilities Financing Authority Revenue, Hospital Capital Asset Financing, Series B, 2.22%*, 7/1/2035, Chase Manhattan Bank (b)	600,000	600,000
New Jersey, State Transportation Trust Fund Authority:
Series PT-2488, 144A, 2.31%*, 12/15/2017 (c)	22,170,000	22,170,000
Series PT-2494, 144A, 2.31%*, 12/15/2023 (c)	5,400,000	5,400,000
Salem County, NJ, Industrial Pollution Control, Financing Authority Revenue, E.I. Du Pont de Nemours and Co., 2.0%*, 3/1/2012	1,400,000	1,400,000
		31,370,000
New Mexico 2.4%
Albuquerque, NM, Airport Facilities Revenue, Series A, 2.38%*, 7/1/2020 (c)	5,200,000	5,200,000
Farmington, NM, Hospital Revenue, San Juan Regional Medical Center Project, Series B, 2.31%*, 6/1/2028, Bank of Nova Scotia (b)	4,500,000	4,500,000
New Mexico, Tax & Revenue Anticipation Notes, Series 2004-A, 3.0%, 6/30/2005	12,000,000	12,032,306
		21,732,306
New York 1.0%
Long Island, NY, Power Authority, Electric System Revenue, Series D, 2.23%*, 12/1/2029 (c)	350,000	350,000
New York City, NY, Industrial Development Agency, Civic Facility Revenue, Allen Stevenson School, 2.3%*, 12/1/2034, Allied Irish Bank PLC (b)	1,700,000	1,700,000
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, Series 2004-2, 144A, 2.3%*, 6/15/2012 (c)	2,645,000	2,645,000
New York City, NY, Transitional Finance Authority Revenue, NYC Recovery:
Series 1, 2.23%*, 11/1/2022	250,000	250,000
Series 1, 2.27%*, 11/1/2022	1,000,000	1,000,000
Series 1, 2.28%*, 11/1/2022	800,000	800,000
New York, NY, General Obligation, Series R-4066, 144A, 2.3%*, 11/1/2015 (c)	2,300,000	2,300,000
		9,045,000
North Carolina 0.6%
North Carolina, Municipal Power Agency No.1, Catawba Electric Revenue, 144A, 2.32%*, 1/1/2011 (c)	4,995,000	4,995,000
Ohio 3.2%
Akron, OH, Hospital Revenue District, Health Care Facilities Summer Project, 2.3%*, 12/1/2032, KBC Bank NV (b)	6,915,000	6,915,000
Franklin County, OH, Senior Care Revenue, Hospital Revenue, Sereis II-R-55, 144A, 2.31%*, 6/1/2017	11,880,000	11,880,000
Huron County, OH, Hospital Facilities Revenue, Fisher-Titus Medical Center:
Series A, 2.3%*, 12/1/2027, National City Bank (b)	8,100,000	8,100,000
Series A, 2.3%*, 12/4/2027, National City Bank (b)	1,600,000	1,600,000
		28,495,000
Oklahoma 1.5%
Payne County, OK, Economic Development Authority, Student Housing Revenue, OSUF Phase III Project:
2.3%*, 6/1/2032 (c)	5,645,000	5,645,000
2.3%*, 7/1/2032 (c)	7,930,000	7,930,000
		13,575,000
Oregon 2.8%
Oregon, Floating Rates Trust Receipts, Series L73J-D, 144A, 2.31%*, 6/30/2005	11,000,000	11,000,000
Portland, OR, Industrial Development Revenue, 2.3%*, 4/1/2035 (c)	4,500,000	4,500,000
Salem, OR, Hospital Facility Authority Revenue, Capital Manor, Inc. Project, 2.33%*, 5/1/2034, Bank of America NA (b)	9,560,000	9,560,000
		25,060,000
Pennsylvania 1.8%
Allegheny County, PA, Hospital Development Authority Revenue, UPMC Senior Living Corp., 2.28%*, 7/15/2028	2,595,000	2,595,000
Dauphin County, PA, General Authority, Education & Health Loan Program, 2.33%*, 11/1/2017 (c)	70,000	70,000
Delaware River, PA, Port Authority of Pennsylvania & New Jersey Revenue, Floater Certificates, Series 396, 144A, 2.3%*, 1/1/2019 (c)	250,000	250,000
Delaware Valley, PA, Regional Finance Authority Revenue, Series PT-784, 144A, 2.38%*, 7/1/2026	6,010,000	6,010,000
Pennsylvania, Higher Educational Facilities Authority Revenue, University Properties, Student Housing:
Series A, 2.3%*, 8/1/2034, Citizens Bank of PA (b)	2,900,000	2,900,000
Series A, 2.3%*, 8/1/2035, Citizens Bank of PA (b)	980,000	980,000
Pennsylvania, PA, School District Revenue Lease, Public School Building Authority, Series A42, 144A, 1.8%*, 6/1/2028 (c)	1,300,000	1,300,000
Philadelphia, PA, Redevelopment Authority Housing Revenue, Mulit-Family Courts Project, Series A, 2.34%*, 6/1/2025, First Union National Bank (b)	2,405,000	2,405,000
		16,510,000
South Carolina 3.0%
South Carolina, Jobs-Ecomonic Development Authority, Student Housing Revenue, Coastal Carolina University Project, Series A, 2.29%*, 7/1/2035, Wachovia Bank NA (b)	8,605,000	8,605,000
South Carolina, Project Revenue, Economic Development Authority, Sisters of Charity Hospitals, 2.31%*, 11/1/2032, Wachovia Bank NA (b)	9,915,000	9,915,000
South Carolina, Public Service Authority, 2.07%, 6/3/2005	8,724,000	8,724,000
		27,244,000
Tennessee 1.8%
Clarksville, TN, Public Building Authority Revenue, Pooled Financing Program:
144A, 2.3%*, 6/1/2024, Bank of America NA (b)	12,625,000	12,625,000
2.3%*, 7/1/2031, Bank of America NA (b)	1,065,000	1,065,000
Memphis, TN, General Obligation, Series A, 2.33%*, 8/1/2007	2,380,000	2,380,000
Montgomery County, TN, Public Building Authority, Pooled Financing Revenue, Tennessee County Loan Pool, 2.3%*, 4/1/2032, Bank of America NA (b)	650,000	650,000
		16,720,000
Texas 16.8%
Austin, TX, Higher Education Authority Inc., University Revenue, Concordia University at Austin, 2.28%*, 4/1/2025, Wachovia Bank NA (b)	10,500,000	10,500,000
Bexar County, TX, Health Facilities Development Corp. Revenue, Air Force Village, 2.28%*, 8/15/2030, Bank of America NA (b)	5,600,000	5,600,000
Corpus Christi, TX, Electric Revenue, Utility Systems Revenue, 144A, 2.34%*, 7/15/2010 (c)	3,925,000	3,925,000
Harris County, TX, Health Facilities Development Corp. Revenue, The Methodist System, Series B, 2.07%*, 12/1/2032	24,000,000	24,000,000
Harris County, TX, Industrial Development Corp. Revenue, Baytank Housing, Inc. Project, 2.3%*, 2/1/2020, Danske Bank A/S (b)	1,500,000	1,500,000
Houston, TX, Airport System Revenue, Series SG-161, 144A, 2.33%*, 7/1/2032 (c)	10,000,000	10,000,000
Houston, TX, Water & Sewer System Revenue, Municipal Trust Receipts, Series SG-120, 144A, 2.32%*, 12/1/2023	4,900,000	4,900,000
San Antonio, TX, Water Revenue, Series B, 2.25%*, 5/15/2033 (c)	5,200,000	5,200,000
San Antonio, TX, Water Supply System, 2.05%, 5/11/2005	4,000,000	4,000,000
Texas, Lower Colorado River Authority, 2.03%, 6/6/2005	10,000,000	10,000,000
Texas, State General Obligation, Series R-4020, 144A, 2.32%*, 10/1/2022	2,355,000	2,355,000
Texas, State Revenue Lease, Trust Certificates, Series 9056, 144A, 2.32%*, 7/21/2010 (c)	10,990,000	10,990,000
Texas, Tax & Revenue Anticipation Notes, 3.0%, 8/31/2005	41,700,000	41,886,544
Texas, University of Texas Revenue:
2.0%*, 5/9/2005	10,000,000	10,000,000
Series B-14, 144A, 2.35%*, 8/15/2022	6,680,000	6,680,000
		151,536,544
Utah 0.0%
Murray City, UT, Hospital Revenue, IHC Health Services, Inc., Series D, 2.27%*, 5/15/2036	200,000	200,000
Virginia 0.6%
Chesapeake Bay, VA, Transportation/Tolls Revenue, Bridge and Tunnel Commission, Series A-39, 144A, 2.35%*, 7/1/2025 (c)	4,180,000	4,180,000
Spotsylvania County, VA, Industrial Development Authority Revenue, 2.34%*, 4/1/2023, Wachovia Bank NA (b)	1,500,000	1,500,000
		5,680,000
Washington 4.3%
Port Tacoma, WA, State General Obligation, Core City, Series R-4036, 144A, 2.32%*, 12/1/2025 (c)	5,360,000	5,360,000
Washington, Electric Revenue, Northwest Energy, 144A, 2.32%*, 7/1/2017 (c)	9,875,000	9,875,000
Washington, Energy Northwest Electric Revenue, Series R-4524, 144A, 2.32%*, 7/1/2018 (c)	5,450,000	5,450,000
Washington, Municipal Securities Trust Certificates, Series 9058, 144A, 2.32%*, 9/23/2010 (c)	9,990,000	9,990,000
Washington, State General Obligation:
Series 750, 144A, 2.32%*, 1/1/2013 (c)	4,200,000	4,200,000
Series 744, 144A, 2.32%*, 1/1/2013 (c)	4,000,000	4,000,000
		38,875,000
Wisconsin 2.9%
Milwaukee, WI, Water & Sewer Revenue, 144A, 2.32%*, 6/1/2022 (c)	3,610,000	3,610,000
Wisconsin, Health & Educational Facilities Authority Revenue, Beaver Dam Community Hospitals, Series B, 2.28%*, 8/15/2034, US Bank NA (b)	10,000,000	10,000,000
Wisconsin, Health & Educational Facilities Authority Revenue, Franciscan Sisters, Series B, 2.28%*, 9/1/2033, Marshall & Ilsley (b)	2,700,000	2,700,000
Wisconsin, Transportation Authority Revenue, 1.96%*, 4/7/2005	10,275,000	10,275,000
		26,585,000
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $885,045,698) (a)	97.9	885,045,698
Other Assets and Liabilities, Net	2.1	18,805,121
Net Assets	100.0	903,850,819

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rate as of March 31, 2005.

(a) The cost for federal income tax purposes was $885,045,698.

(b) Security includes a letter of credit from a major bank.

(c) Bond is insured by one of these companies:

Insurance Coverage		As a % of Total Investment Portfolio
AMBAC	AMBAC Assurance Corp.	9.9%
FGIC	Financial Guaranty Insurance Company	6.5%
FSA	Financial Security Assurance	6.4%
MBIA	Municipal Bond Investors Assurance	11.3%

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statements of Assets and Liabilities as of March 31, 2005
Assets	Prime Series	Treasury Series	Tax-Free Series
Investments: Investments, at amortized cost	$ 2,060,841,683	$ 431,112,805	$ 885,045,698
Repurchase agreements, at amortized cost	560,900,217	—	—
Total Investments, at amortized cost	2,621,741,900	431,112,805	885,045,698
Cash	12,157	1,242	955,576
Receivable for securities sold	—	96,941,076	14,187,268
Interest receivable	3,175,804	—	4,339,750
Receivable for Fund shares sold	—	—	74,810
Other assets	59,909	10,025	18,606
Total assets	2,624,989,770	528,065,148	904,621,708
Liabilities
Dividends payable	912	3,195	20
Payable for Fund shares redeemed	55,998	—	74,810
Payable for investments purchased	—	99,894,417	—
Accrued management fee	658,297	95,600	236,316
Accrued distribution fees	486,669	72,714	172,427
Accrued shareholder servicing fees	137,284	20,888	43,010
Accrued custodian and accounting fees	24,217	11,967	15,734
Other accrued expenses and payables	726,614	181,746	228,572
Total liabilities	2,089,991	100,280,527	770,889
Net assets	$ 2,622,899,779	$ 427,784,621	$ 903,850,819
Composition of Net Assets
Accumulated distributions in excess of net investment income	(421,836)	(43,467)	(148,007)
Accumulated net realized gain (loss)	2,589	6,833	(31,783)
Paid-in capital	2,623,319,026	427,821,255	904,030,609
Net assets	$ 2,622,899,779	$ 427,784,621	$ 903,850,819

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities as of March 31, 2005 (continued)
Net Asset Value	Prime Series	Treasury Series	Tax-Free Series
Computation of Net Asset Value, Offering and Redemption Price Per Share
Prime Shares, Treasury Shares, and Tax-Free Shares, respectively Net assets	$ 2,274,610,667	$ 329,520,032	$ 627,672,485
Shares of capital stock outstanding	2,274,605,326	329,476,011	627,761,438
Net Asset Value per share	$ 1.00	$ 1.00	$ 1.00
Prime Institutional Shares, Treasury Institutional Shares and Tax-Free Institutional Shares, respectively Net assets	$ 342,564,188	$ 98,264,589	$ 276,178,334
Shares of capital stock outstanding	342,588,267	98,272,077	276,188,423
Net Asset Value per share	$ 1.00	$ 1.00	$ 1.00
Class A Shares Net assets	$ 3,481,311	$ —	$ —
Shares of capital stock outstanding	3,485,772	—	—
Net Asset Value per share	$ 1.00	$ —	$ —
Class B Shares Net assets	$ 2,145,867	$ —	$ —
Shares of capital stock outstanding	2,143,321	—	—
Net Asset Value per share	$ 1.00	$ —	$ —
Class C Shares Net assets	$ 97,746	$ —	$ —
Shares of capital stock outstanding	97,880	—	—
Net Asset Value per share	$ 1.00	$ —	$ —

The accompanying notes are an integral part of the financial statements.

Statements of Operations for the year ended March 31, 2005
Investment Income	Prime Series	Treasury Series	Tax-Free Series
Interest	$ 48,400,054	$ 7,349,705	$ 13,260,719
Expenses:
Management fee	7,320,353	1,149,355	2,507,577
Transfer agent fees	1,846,823	270,568	485,128
Custodian and accounting fees	272,543	132,566	171,131
Auditing	44,985	38,525	41,571
Legal	51,849	48,038	44,109
Directors' fees and expenses	72,223	14,745	30,738
Reports to shareholders	205,186	1,552	28,784
Registration fees	61,541	27,414	61,756
Distribution fees	5,979,462	893,377	1,580,081
Shareholder servicing fees	1,672,007	250,151	442,423
Other	119,386	39,490	57,638
Total expenses	17,646,358	2,865,781	5,450,936
Less: fee waivers and/or expense reimbursements	(53,567)	(88,301)	(13,620)
Net expenses	17,592,791	2,777,480	5,437,316
Net investment income	30,807,263	4,572,225	7,823,403
Net realized gain (loss) on investment transactions	2,589	6,833	11,060
Net increase (decrease) in net assets from operations	$ 30,809,852	$ 4,579,058	$ 7,834,463

The accompanying notes are an integral part of the financial statements.

Prime Series

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended March 31,
	2005	2004
Operations: Net investment income	$ 30,807,263	$ 18,440,390
Net realized gain (loss)	2,589	32,960
Net increase (decrease) in net assets resulting from operations	30,809,852	18,473,350
Distributions to shareholders from: Net investment income: Prime Shares	(25,878,034)	(13,937,204)
Prime Institutional Shares	(5,445,641)	(4,146,883)
Class A Shares	(31,077)	(27,001)
Class B Shares	(5,668)	(5,702)
Class C Shares	(59)	(187)
Quality Shares	(1,264)	(5,308)
Total distributions	(31,361,743)	(18,122,285)
Fund share transactions: (at net asset value of $1.00 per share) Proceeds from shares sold	3,646,713,349	3,778,478,261
Reinvestment of distributions	31,337,109	18,119,786
Cost of shares redeemed	(4,128,056,451)	(4,170,034,415)
Net increase (decrease) in net assets from Fund share transactions	(450,005,993)	(373,436,368)
Increase (decrease) in net assets	(450,557,884)	(373,085,303)
Net assets at beginning of period	3,073,457,663	3,446,542,966
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of $421,836 and $119,315, respectively)	$ 2,622,899,779	$ 3,073,457,663

The accompanying notes are an integral part of the financial statements.

Treasury Series

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended March 31,
	2005	2004
Operations: Net investment income	$ 4,572,225	$ 2,361,127
Net realized gain (loss)	6,833	25,598
Net increase (decrease) in net assets resulting from operations	4,579,058	2,386,725
Distributions to shareholders from: Net investment income: Treasury Shares	(3,263,663)	(1,566,997)
Treasury Institutional Shares	(1,406,390)	(801,414)
Total distributions	(4,670,053)	(2,368,411)
Fund share transactions: (at net asset value of $1.00 per share) Proceeds from shares sold	1,001,445,305	818,248,199
Reinvestment of distributions	4,646,777	2,355,582
Cost of shares redeemed	(1,054,374,521)	(874,905,520)
Net increase (decrease) in net assets from Fund share transactions	(48,282,439)	(54,301,739)
Increase (decrease) in net assets	(48,373,434)	(54,283,425)
Net assets at beginning of period	476,158,055	530,441,480
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of $43,467 and $28,763, respectively)	$ 427,784,621	$ 476,158,055

The accompanying notes are an integral part of the financial statements.

Tax-Free Series

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended March 31
	2005	2004
Operations: Net investment income	$ 7,823,403	$ 4,009,761
Net realized gain (loss)	11,060	16,332
Net increase (decrease) in net assets resulting from operations	7,834,463	4,026,093
Distributions to shareholders from: Net investment income: Tax-Free Shares	(4,825,265)	(2,209,091)
Tax-Free Institutional Shares	(3,205,636)	(1,599,231)
Total distributions	(8,030,901)	(3,808,322)
Fund share transactions: (at net asset value of $1.00 per share) Proceeds from shares sold	1,526,418,906	1,472,948,677
Reinvestment of distributions	8,030,149	3,808,152
Cost of shares redeemed	(1,601,276,316)	(1,404,230,862)
Net increase (decrease) in net assets from Fund share transactions	(66,827,261)	72,525,967
Increase (decrease) in net assets	(67,023,699)	72,743,738
Net assets at beginning of period	$ 970,874,518	$ 898,130,780
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of $148,007 and $59,491, respectively)	$ 903,850,819	$ 970,874,518

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Prime Shares
Years Ended March 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.0111	.0050	.0108	.0270	.0578
Less: Distributions from net investment income	(.0111)	(.0050)	(.0108)	(.0270)	(.0578)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	1.12	.47	1.08	2.74	5.94
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in thousands)	2,274,611	2,665,759	2,879,253	4,320,764	5,735,781
Ratio of expenses (%)	.69	.67	.70	.67	.66
Ratio of net investment income (%)	1.07	.51	1.10	2.76	5.77

Prime Institutional Shares
Years Ended March 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.0149	.0087	.0140	.0302	.0610
Less: Distributions from net investment income	(.0149)	(.0087)	(.0140)	(.0302)	(.0610)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	1.50	.88	1.40	3.06	6.28
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in thousands)	342,564	394,967	544,146	750,110	671,539
Ratio of expenses (%)	.30	.30	.38	.36	.34
Ratio of net investment income (%)	1.46	.88	1.42	3.01	6.01

Treasury Shares
Years Ended March 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.0092	.0039	.0098	.0250	.0539
Less: Distributions from net investment income	(.0092)	(.0039)	(.0098)	(.0250)	(.0539)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)[a]	.92	.40	.99	2.53	5.53
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in thousands)	329,520	376,821	390,982	745,638	866,508
Ratio of expenses before expense reductions (%)	.70	.68	.67	.64	.61
Ratio of expenses after expense reductions (%)	.68	.63	.62	.59	.56
Ratio of net investment income (%)	.89	.39	1.01	2.47	5.36

Treasury Institutional Shares
Years Ended March 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.0130	.0077	.0130	.0281	.0571
Less: Distributions from net investment income	(.0130)	(.0077)	(.0130)	(.0281)	(.0571)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)[a]	1.31	.78	1.31	2.85	5.86
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in thousands)	98,265	99,337	139,460	199,932	137,520
Ratio of expenses before expense reductions (%)	.32	.29	.35	.33	.31
Ratio of expenses after expense reductions (%)	.30	.24	.30	.28	.26
Ratio of net investment income (%)	1.27	.78	1.33	2.71	5.66
[a] Total return would have been lower had certain expenses not been reduced.

Tax-Free Shares
Years Ended March 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.0076	.0031	.0074	.0168	.0333
Less: Distributions from net investment income	(.0076)	(.0031)	(.0074)	(.0168)	(.0333)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	.76	.32	.74	1.69	3.38
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in thousands)	627,672	650,986	699,983	1,006,613	1,701,940
Ratio of expenses (%)	.71	.70	.67	.65	.64
Ratio of net investment income (%)	.74	.34	.74	1.76	3.31

Tax-Free Institutional Shares
Years Ended March 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.0113	.0070	.0107	.0200	.0363
Less: Distributions from net investment income	(.0113)	(.0070)	(.0107)	(.0200)	(.0363)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	1.14	.70	1.07	2.01	3.69
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in thousands)	276,178	319,888	198,148	168,137	173,956
Ratio of expenses (%)	.33	.32	.35	.33	.34
Ratio of net investment income (%)	1.12	.72	1.06	1.98	3.62

Notes to Financial Statements

Note 1—Organization and Significant Accounting Policies

A. Organization

Cash Reserve Fund, Inc. (the `Fund') is registered under the Investment Company Act of 1940, as amended (the `1940 Act'), as a diversified, open-end management investment company. The Fund is organized as a corporation under the laws of the state of Maryland. The Prime Series, the Treasury Series and the Tax-Free Series (the "Series") are the three series the Fund offers to investors.

The Prime Series currently offers five classes of shares to investors: Cash Reserve Prime Shares (`Prime Shares'), Scudder Cash Reserve Prime Class A Shares (`Class A Shares'), Scudder Cash Reserve Prime Class B Shares (`Class B Shares'), Scudder Cash Reserve Prime Class C Shares (`Class C Shares'), and Cash Reserve Prime Institutional Shares (`Prime Institutional Shares'). Certain detailed information for the Class A Shares, Class B Shares and Class C Shares is provided separately and is available upon request. Effective May 28, 2004, the last shareholder redeemed their shares in Quality Cash Reserve Prime Shares.

The Treasury Series offers two classes of shares to investors: Cash Reserve Treasury Shares (`Treasury Shares') and Cash Reserve Treasury Institutional Shares (`Treasury Institutional Shares').

The Tax-Free Series offers two classes of shares to investors: Cash Reserve Tax-Free Shares (`Tax-Free Shares') and Cash Reserve Tax-Free Institutional Shares (`Tax-Free Institutional Shares').

All shares have equal rights with respect to voting except that shareholders vote separately on matters affecting their rights as holders of a particular series or class.

The investment objective of each Series is as follows: Prime Series and Treasury Series — to seek as high a level of current income as is consistent with preservation of capital and liquidity; Tax-Free Series — to seek as high a level of current income exempt from federal income tax as is consistent with preservation of capital and liquidity. Details concerning the Series' investment objectives and policies and the risk factors associated with the Series' investments are described in the Series' Prospectus and Statement of Additional Information.

B. Security Valuation

Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

C. Securities Transactions and Investment Income

Securities transactions are recorded on trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase with a specific offsetting transaction.

Interest income, including amortization of premiums and accretion of discounts, is accrued daily. Dividend income is recorded on the ex-dividend date. Estimated expenses are also accrued daily.

Distribution or service fees and transfer agent fees specifically attributable to a class are allocated to that class. All other expenses, income, gains and losses are allocated among the classes based upon their relative net assets.

D. Distributions

The Fund distributes its net investment income in the form of dividends, which are declared and recorded daily. Accumulated daily dividends are distributed to shareholders monthly.

E. Federal Income Taxes

It is the Fund's policy to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income taxes have been accrued.

F. Repurchase Agreements

The Prime Series and Treasury Series may enter into repurchase agreements with certain banks and broker/dealers whereby the Series, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Series has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Series' claims on the collateral may be subject to legal proceedings.

G. Expenses

Expenses of the Fund arising in connection with a specific Series are allocated to that Series. Other Fund expenses which cannot be directly attributed to a Series are apportioned among the Series in the Fund.

H. Contingencies

In the normal course of business, the Fund may enter into contracts with service providers which provide general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I. Estimates

In preparing its financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions. Actual results may be different.

Note 2—Fees and Transactions with Affiliates

Investment Company Capital Corp. (`ICCC'), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for each Series. The Fund pays the Advisor an annual fee based on its aggregate average daily net assets which is calculated daily and paid monthly at the following annual rates: 0.30% of the first $500 million, 0.26% of the next $500 million, 0.25% of the next $500 million, 0.24% of the next $1 billion, 0.23% of the next $1 billion and 0.22% of the amount in excess of $3.5 billion.

In addition, the Advisor is entitled to receive an additional fee with respect to the Prime Series and the Tax-Free Series, calculated daily and payable monthly, at the annual rate of 0.02% of the Prime Series' average daily net assets and 0.03% of the Tax-Free Series' average daily net assets.

Accordingly, for the year ended March 31, 2005, the fee pursuant to the management agreement was equivalent to an annual effective rate of 0.27%, 0.25% and 0.28% of the average daily net assets of the Prime Series, Treasury Series and Tax-Free Series, respectively.

For the period April 1, 2004 through August 1, 2004, the Advisor voluntarily waived 0.05% of average net assets on the Treasury Series. Accordingly, for the year ended March 31, 2005, the Advisor waived $80,305 of operating expenses for the Treasury Series.

In addition, the Advisor has agreed to voluntarily waive expenses as necessary to maintain a positive yield. This waiver may be changed or terminated at any time without notice. Under these arrangements, the Advisor waived certain expenses on Class A, B and C shares of the Prime Series.

ICCC is the Fund's accounting agent. Each Series paid the accounting agent a fixed fee of $13,000 on net assets up to $10 million. On assets greater than $10 million, each Series paid the accounting agent an annual fee based on its average daily net assets which was calculated daily and paid monthly. Scudder Fund Accounting Corporation (`SFAC'), an affiliate of the Advisor, is responsible for the general accounting records and determining the daily net asset value per share of the Fund. SFAC has retained State Street Bank and Trust Company (`State Street') as a sub-agent that performs fund accounting and administration services.

Scudder Investments Service Company (`SISC'), an affiliate of the Advisor, is the Fund's transfer agent. Each class paid the transfer agent a per account fee that is accrued daily and paid monthly. For the year ended March 31, 2005, the amounts charged to the Fund by SISC was as follows:

	Total Aggregated	Waived	Unpaid at March 31, 2005
Prime Series: Prime Shares	$ 1,766,947	$ —	$ 553,573
Prime Institutional Shares	36,485	—	12,491
Class A Shares	15,178	58	7,539
Class B Shares	17,404	11,351	1,456
Class C Shares	5,101	4,574	180
Quality Shares	327	—	—
Treasury Series: Treasury Shares	$ 257,533	$ —	$ 108,425
Treasury Institutional Shares	12,693	—	4,165
Tax-Free Series: Tax-Free Shares	$ 455,695	$ —	$ 159,387
Tax-Free Institutional Shares	29,433	—	11,033

Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. (`DST'), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund.

As compensation for his or her services, each Independent Director receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services.

Note 3—Distribution and Service Fees

Scudder Distributors, Inc. (`SDI') is the Fund's Distributor. Each Series pays the Distributor an annual fee, pursuant to Rule 12b-1, based on its average daily net assets, which is calculated daily and paid monthly at the following annual rates: 0.25% of the Prime Shares, Class A Shares, Treasury Shares and Tax-Free Shares average daily net assets, 0.60% of the Quality Cash Shares average daily net assets and 0.75% of the Class B Shares and Class C Shares average daily net assets. The Fund does not pay fees on the Prime Institutional Shares, Treasury Institutional Shares and Tax-Free Institutional Shares. For the year ended March 31, 2005, the Distribution Fee was as follows:

	Total Aggregated	Unpaid at March 31, 2005
Prime Series: Prime Shares	$ 5,941,954	$ 484,516
Class A Shares	9,717	783
Class B Shares	23,796	1,232
Class C Shares	959	138
Quality Shares	3,036	—
Treasury Series: Treasury Shares	$ 893,377	$ 72,714
Tax-Free Series: Tax-Free Shares	$ 1,580,081	$ 172,427

Each Series pays the Distributor a shareholder servicing fee based on the average daily net assets which is calculated daily and paid monthly at the following rates of 0.07% of Prime Shares, Treasury Shares and Tax-Free Shares, and 0.25% of Class B and Class C Shares. The Distributor uses this fee to compensate third parties that provide shareholder services to their clients who own shares. For the year ended March 31, 2005, the shareholder servicing fee was as follows:

	Total Aggregated	Unpaid at March 31, 2005
Prime Series: Prime Shares	$ 1,663,756	$ 135,144
Class B Shares	7,932	2,018
Class C Shares	319	122
Treasury Series: Treasury Shares	$ 250,151	$ 20,888
Tax-Free Series: Tax-Free Shares	$ 442,423	$ 43,010

Insurance Brokerage Commissions. The Series paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has reimbursed the Series for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Series. The amounts for 2002 and 2003 are as follows:

Amount ($)
	2002	2003
Prime Series	$ 1,991	$ 1,730
Treasury Series	$ 287	$ 253
Tax-Free Series	$ 467	$ 530

Note 4—Expense Reductions

For the year ended March 31, 2005, the Advisor agreed to reimburse the Fund $35,612, $7,921 and $13,268 for the Prime Series, the Treasury Series and the Tax-Free Series, respectively, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended March 31, 2005, the Fund's custodian fees were reduced by $1,972, $75 and $352 for the Prime Series, the Treasury Series, and the Tax-Free Series, respectively, under this arrangement.

Note 5—Share Transactions

The Fund is authorized to issue up to 20.81 billion shares of $.001 par value capital stock (12.66 billion Prime Series, 3.55 billion Treasury Series, 4.25 billion Tax-Free Series and 350 million undesignated). Transactions in capital stock were as follows (at net asset value of $1.00 per share):

	Year Ended March 31, 2005		Year Ended March 31, 2004
Prime Series:	Shares	Dollars	Shares	Dollars
Sold:
Prime Shares	2,369,013,778	$ 2,369,013,778	2,192,158,383	$ 2,192,158,382
Prime Institutional Shares	1,276,773,498	1,276,773,498	1,585,368,740	1,585,368,740
Class A Shares	912,564	912,564	491,136	491,136
Class B Shares	12,342	12,342	19,023	19,023
Quality Cash Shares	1,167	1,167	440,980	440,980
		$ 3,646,713,349		$ 3,778,478,261
Reinvested:
Prime Shares	25,861,843	$ 25,861,843	13,937,204	$ 13,937,204
Prime Institutional Shares	5,442,840	5,442,840	4,144,719	4,144,719
Class A Shares	26,556	26,556	27,001	27,001
Class B Shares	5,377	5,377	5,327	5,327
Class C Shares	57	57	155	155
Quality Cash Shares	436	436	5,380	5,380
		$ 31,337,109		$ 18,119,786
Redeemed
Prime Shares	(2,785,532,643)	$ (2,785,532,643)	(2,419,926,242)	$ (2,419,925,662)
Prime Institutional Shares	(1,334,563,515)	(1,334,563,515)	(1,738,713,361)	(1,738,713,361)
Class A Shares	(2,212,336)	(2,212,336)	(4,558,264)	(4,558,264)
Class B Shares	(2,460,654)	(2,460,654)	(6,331,370)	(6,331,370)
Class C Shares	(41,183)	(41,183)	(236,381)	(236,381)
Quality Cash Shares	(3,246,195)	(3,246,120)	(269,377)	(269,377)
		$ (4,128,056,451)		$ (4,170,034,415)
Net Decrease:
	(450,006,068)	$ (450,005,993)	(373,436,947)	$ (373,436,368)
	Year Ended March 31, 2005		Year Ended March 31, 2004
Treasury Series:	Shares	Dollars	Shares	Dollars
Sold:
Treasury Shares	723,801,290	$ 723,801,290	647,805,963	$ 647,805,963
Treasury Institutional Shares	277,644,015	277,644,015	170,442,236	170,442,236
		$ 1,001,445,305		$ 818,248,199
Reinvested:
Treasury Shares	3,240,387	$ 3,240,387	1,554,168	$ 1,554,168
Treasury Institutional Shares	1,406,390	1,406,390	801,414	801,414
		$ 4,646,777		$ 2,355,582
Redeemed:
Treasury Shares	(774,275,074)	$ (774,275,074)	(663,529,340)	$ (663,529,340)
Treasury Institutional Shares	(280,099,447)	(280,099,447)	(211,376,180)	(211,376,180)
		$ (1,054,374,521)		$ (874,905,520)
Net increase (decrease):
	(48,282,439)	$ (48,282,439)	(54,301,739)	$ (54,301,739)
	Year Ended March 31, 2005		Year Ended March 31, 2004
Tax-Free Series:	Shares	Dollars	Shares	Dollars
Sold:
Tax-Free Shares	911,528,609	$ 911,528,609	987,484,261	$ 987,484,259
Tax-Free Institutional Shares	614,890,297	614,890,297	485,464,418	485,464,418
		$ 1,526,418,906		$ 1,472,948,677
Reinvested:
Tax-Free Shares	4,824,516	$ 4,824,516	2,208,926	$ 2,208,926
Tax-Free Institutional Shares	3,205,633	3,205,633	1,599,226	1,599,226
		$ 8,030,149		$ 3,808,152
Redeemed:
Tax-Free Shares	(939,504,884)	$ (939,504,884)	(1,038,868,940)	$ (1,038,868,940)
Tax-Free Institutional Shares	(661,771,432)	(661,771,432)	(365,361,922)	(365,361,922)
		$ (1,601,276,316)		$ (1,404,230,862)
Net increase/(decrease):
	(66,827,261)	$ (66,827,261)	72,525,969	$ 72,525,967

Note 6—Tax Disclosures

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to distribution reclassifications. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Distributions were characterized as follows for tax purposes:

Years Ended	March 31, 2005	March 31, 2004
Prime Series Ordinary income*	$ 31,361,743	$ 18,122,285
Treasury Series Ordinary income*	$ 4,670,053	$ 2,368,411
Tax-Free Series Tax exempt income	$ 8,030,901	$ 3,808,322

At March 31, 2005, the components of distributable earnings on a tax basis were as follows:

Prime Series Undistributed ordinary income*	$ 400,738
Treasury Series Undistributed ordinary income*	$ 115,688
Tax-Free Series Undistributed tax exempt income	$ 15,348
Tax-Free Series Capital loss carryforward	$ (32,000)

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

During the year ended March 31, 2005, the Tax-Free Series utilized approximately $9,000 of its capital loss carryforward. At March 31, 2005, the Tax-Free Series had a net tax basis capital loss carryforward of approximately $32,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2008 ($12,000) and March 31, 2009 ($20,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations under sections 382-384 of the Internal Revenue Code.

In addition, from November 1, 2004 through March 31, 2005, the Prime Series and the Treasury Series incurred approximately $34 and $10,600, respectively, of net realized capital losses. As permitted by tax regulations, the Funds intend to elect to defer these losses and treat them as arising in the fiscal year ended March 31, 2006.

Note 7—Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Note 8—Concentration of Ownership

From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At March 31, 2005, there was one shareholder who held approximately 99.6% of the outstanding shares of the Prime Series, one shareholder who held approximately 99.5% of the outstanding shares of the Treasury Series and one shareholder who held approximately 99.5% of the outstanding shares of the Tax-Free Series.

Note 9—Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Cash Reserve Fund, Inc. and Shareholders of the Prime, Treasury and Tax-Free Series:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights included herein present fairly, in all material respects, the financial position of the Prime, Treasury and Tax-Free Series (the three series constituting the Cash Reserve Fund, Inc. hereafter referred to as the "Series") at March 31, 2005, and the results of each of their operations, the changes in each of their net assets and the financial highlights of the classes presented for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
May 23, 2005

Tax Information (Unaudited)

Tax-Free Series

Of the dividends paid from net investment income for the taxable year ended March 31, 2005, 100% are designated as exempt interest dividends for federal income tax purposes.

Other Information

Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Portfolio of Investments

Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Directors and Officers

Independent Directors
Name, Date of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Joseph R. Hardiman 5/27/37 Chairman since 2004 Director since 1998

Private Equity Investor (January 1997 to present); Director, Corvis Corporation[2] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Soundview Technology Group Inc. (investment banking) (July 1998-January 2004) and Director, Circon Corp.[2] (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).

		52
Richard R. Burt 2/3/47 Director since 1999

Chairman, Diligence LLC (international information collection and risk-management firm) (September 2002 to present); Chairman, IEP Advisors, Inc. (July 1998 to present); Member of the Board, Hollinger International, Inc.[2] (publishing) (September 1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[2] International Advisory Council (July 1996 to present). Director, The Germany Fund, Inc. (since 2000), The New Germany Fund, Inc. (since 2004), The Central Europe and Russia Fund, Inc. (since 2000). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[2] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[2] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001); Chairman of the Board, Weirton Steel Corporation[2] (April 1996-2004).

		55
S. Leland Dill 3/28/30 Director since 2002	Trustee, Phoenix Euclid Market Neutral Fund (since May 1998), Phoenix Funds (25 portfolios) (since May 2004) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (wine vintner) (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986); Trustee, Phoenix Zweig Series Trust (September 1989-May 2004).	52
Martin J. Gruber 7/15/37 Director since 2002	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee (since January 2000) and Chairman of the Board (since February 2004), CREF (pension fund); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (pension fund) (January 1996-January 2000); Director, S.G. Cowen Mutual Funds (January 1985-January 2001); Trustee of the TIAA-CREF mutual funds (February 2004-March 2005).	52
Richard J. Herring 2/18/46 Director since 2002	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	52
Graham E. Jones 1/31/33 Director since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 7 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	52
Rebecca W. Rimel 4/10/51 Director since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present).	52
Philip Saunders, Jr. 10/11/35 Director since 2002	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	52
William N. Searcy 9/3/46 Director since 2002	Private investor (since October 2003); Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989-October 2003).	52
Interested Director
Name, Date of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
William N. Shiebler[3] 2/6/42 Director since 2004	Vice Chairman, Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999).	135
Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past 5 Years
Julian F. Sluyters[5] 7/14/60 President and Chief Executive Officer since 2004

Managing Director[4], Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management.

Kenneth Murphy[6] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Director[4], Deutsche Asset Management (September 2000 to present). Formerly, Director, John Hancock Signature Services (1992-2000).
Paul H. Schubert[5] 1/11/63 Chief Financial Officer since 2004

Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004).

Charles A. Rizzo[6] 8/5/57 Treasurer since 2002

Managing Director[4], Deutsche Asset Management (since April 2004). Formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).

John Millette[6] 8/23/62 Secretary since 2003	Director[4], Deutsche Asset Management.
Lisa Hertz[5] 8/21/70 Assistant Secretary since 2004	Vice President, Deutsche Asset Management.
Daniel O. Hirsch 3/27/54 Assistant Secretary since 2002

Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005); Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)

Caroline Pearson[6] 4/1/62 Assistant Secretary since 2002	Managing Director[4], Deutsche Asset Management.
Bruce A. Rosenblum 9/14/60 Vice President since 2003 and Assistant Secretary since 2002	Director[4], Deutsche Asset Management.
Kevin M. Gay[6] 11/12/59 Assistant Treasurer since 2004	Vice President, Deutsche Asset Management.
Salvatore Schiavone[6] 11/3/65 Assistant Treasurer since 2003	Director[4], Deutsche Asset Management.
Kathleen Sullivan D'Eramo[6] 1/25/57 Assistant Treasurer since 2003	Director[4], Deutsche Asset Management.
Philip Gallo[5] (1962) 8/2/62 Chief Compliance Officer since 2004	Managing Director[4], Deutsche Asset Management (2003-present). Formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)

1 Unless otherwise indicated, the mailing address of each Director and officer with respect to fund operations is One South Street, Baltimore, MD 21202.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Mr. Shiebler is a Director who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Shiebler is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates. Mr. Shiebler's business address is 345 Park Avenue, New York, New York 10154.

4 Executive title, not a board directorship.

5 Address: 345 Park Avenue, New York, New York 10154.

6 Address: Two International Place, Boston, Massachusetts 02110.

The fund's Statement of Additional Information includes additional information about the fund's Directors. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

the six-month period ended September 30, 2002, and offer an outlook for the months ahead.

Cash Reserve Fund, Inc.
P.O. Box 1346
Baltimore, MD 21203

DBABCR-2-MI
(07345)
Printed 5/05

ITEM 2.         CODE OF ETHICS.

As of the end of the period, March 31, 2005, Cash Reserve Fund, Inc., has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr. S.
Leland Dill. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                     CASH RESERVES FUND, INC. - PRIME SERIES
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following  table shows the amount of fees that  PricewaterhouseCoopers,  LLP
("PWC"), the Fund's independent registered public accounting firm, billed to the
Fund during the Fund's last two fiscal years.  For engagements  with PWC entered into on or after May 6, 2003, the Audit Committee  approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain  pre-approval  responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

        Services that the Fund's Independent Registered Public Accounting
                            Firm Billed to the Fund

--------------------------------------------------------------------------------
Fiscal Year         Audit Fees     Audit-Related     Tax Fees      All Other
   Ended             Billed          Fees Billed      Billed     Fees Billed
 March 31,           to Fund          to Fund         to Fund      to Fund
--------------------------------------------------------------------------------
2005                 $40,800            $225          $3,255          $0
--------------------------------------------------------------------------------
2004                 $38,300           $2,029         $3,100          $0
--------------------------------------------------------------------------------

The above "Tax Fees" were  billed for  professional  services  rendered  for tax compliance and tax return preparation.

  Services that the Fund's Independent Registered Public Accounting Firm Billed
              to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Investment Company
Capital  Corporation  ("ICCC" or the  "Adviser"),  and any  entity  controlling, controlled  by or under common  control  with ICCC  ("Control  Affiliate")  that provides ongoing services to the Fund ("Affiliated Fund Service Provider"),  for
engagements  directly related to the Fund's operations and financial  reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                   Audit-Related           Tax Fees              All Other
 Fiscal            Fees Billed to          Billed to           Fees Billed
  Year             Adviser and            Adviser and         to Adviser and
  Ended          Affiliated Fund        Affiliated Fund      Affiliated Fund
 March 31,       Service Providers      Service Providers    Service Providers
--------------------------------------------------------------------------------
2005                $490,322                 $0                    $0
--------------------------------------------------------------------------------
2004                $573,742                 $0                    $0
--------------------------------------------------------------------------------

The  "Audit-Related  Fees"  were  billed for  services  in  connection  with the assessment of internal controls,  agreed-upon  procedures and additional related procedures.

                               Non-Audit Services

The  following  table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee  pre-approved all non-audit services that
PWC  provided to the Adviser  and any  Affiliated  Fund  Service  Provider  that related  directly to the Fund's  operations and financial  reporting.  The Audit
Committee  requested  and  received  information  from PWC about  any  non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                                       Total
                                     Non-Audit
                                    Fees billed
                                   to Adviser and
                                     Affiliated
                                        Fund
                                      Service            Total
                                     Providers         Non-Audit
                                    (engagements      Fees billed
                                     related        to Adviser and
                 Total             directly to         Affiliated
               Non-Audit          the operations      Fund Service
Fiscal        Fees Billed         and financial        Providers
 Year           to Fund             reporting          (all other      Total of
 Ended                             of the Fund)       engagements)     (A), (B)
March 31,        (A)
                                        (B)               (C)           and (C)
--------------------------------------------------------------------------------
2005           $3,255                  $0            $236,994           $240,249
--------------------------------------------------------------------------------
2004           $3,100                  $0           $2,412,058        $2,415,158
--------------------------------------------------------------------------------

All other  engagement  fees were  billed for  services in  connection  with risk management,  tax services and process  improvement/integration  initiatives  for
ICCC and other related  entities that provide  support for the operations of the fund.

                   CASH RESERVES FUND, INC. - TAX FREE SERIES
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following  table shows the amount of fees that  PricewaterhouseCoopers,  LLP
("PWC"), the Fund's independent registered public accounting firm, billed to the
Fund during the Fund's last two fiscal years.  For engagements  with PWC entered into on or after May 6, 2003, the Audit Committee  approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain  pre-approval  responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

        Services that the Fund's Independent Registered Public Accounting
                            Firm Billed to the Fund

--------------------------------------------------------------------------------
Fiscal Year         Audit Fees     Audit-Related     Tax Fees      All Other
   Ended             Billed          Fees Billed      Billed     Fees Billed
 March 31,           to Fund          to Fund         to Fund      to Fund
--------------------------------------------------------------------------------
2005                  $38,300           $225          $3,255            $0
--------------------------------------------------------------------------------
2004                  $34,800          $2,029         $3,100            $0
--------------------------------------------------------------------------------

The above "Tax Fees" were  billed for  professional  services  rendered  for tax compliance and tax return preparation.

  Services that the Fund's Independent Registered Public Accounting Firm Billed
              to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Investment Company
Capital  Corporation  ("ICCC" or the  "Adviser"),  and any  entity  controlling, controlled  by or under common  control  with ICCC  ("Control  Affiliate")  that provides ongoing services to the Fund ("Affiliated Fund Service Provider"),  for
engagements  directly related to the Fund's operations and financial  reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                   Audit-Related           Tax Fees              All Other
 Fiscal            Fees Billed to          Billed to           Fees Billed
  Year             Adviser and            Adviser and         to Adviser and
  Ended          Affiliated Fund        Affiliated Fund      Affiliated Fund
 March 31,       Service Providers      Service Providers    Service Providers
--------------------------------------------------------------------------------
2005                 $490,322                 $0                    $0
--------------------------------------------------------------------------------
2004                 $573,742                 $0                    $0
--------------------------------------------------------------------------------

The  "Audit-Related  Fees"  were  billed for  services  in  connection  with the assessment of internal controls,  agreed-upon  procedures and additional related procedures.

                               Non-Audit Services

The  following  table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee  pre-approved all non-audit services that
PWC  provided to the Adviser  and any  Affiliated  Fund  Service  Provider  that related  directly to the Fund's  operations and financial  reporting.  The Audit
Committee  requested  and  received  information  from PWC about  any  non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                                       Total
                                     Non-Audit
                                    Fees billed
                                   to Adviser and
                                     Affiliated
                                        Fund
                                      Service            Total
                                     Providers         Non-Audit
                                    (engagements      Fees billed
                                     related        to Adviser and
                 Total             directly to         Affiliated
               Non-Audit          the operations      Fund Service
Fiscal        Fees Billed         and financial        Providers
 Year           to Fund             reporting          (all other      Total of
 Ended                             of the Fund)       engagements)     (A), (B)
March 31,        (A)
                                        (B)               (C)           and (C)
--------------------------------------------------------------------------------
2005           $3,255                 $0              $236,994          $240,249
--------------------------------------------------------------------------------
2004           $3,100                 $0             $2,412,058       $2,415,158
--------------------------------------------------------------------------------

All other  engagement  fees were  billed for  services in  connection  with risk management,  tax services and process  improvement/integration  initiatives  for
ICCC and other related  entities that provide  support for the operations of the fund.

                   CASH RESERVES FUND, INC. - TREASURY SERIES
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following  table shows the amount of fees that  PricewaterhouseCoopers,  LLP
("PWC"), the Fund's independent registered public accounting firm, billed to the
Fund during the Fund's last two fiscal years.  For engagements  with PWC entered into on or after May 6, 2003, the Audit Committee  approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain  pre-approval  responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

        Services that the Fund's Independent Registered Public Accounting
                            Firm Billed to the Fund

--------------------------------------------------------------------------------
Fiscal Year         Audit Fees     Audit-Related     Tax Fees      All Other
   Ended             Billed          Fees Billed      Billed     Fees Billed
 March 31,           to Fund          to Fund         to Fund      to Fund
--------------------------------------------------------------------------------
2005                 $36,800             $225         $3,255          $0
--------------------------------------------------------------------------------
2004                 $34,800            $2,029        $3,100          $0
--------------------------------------------------------------------------------

The above "Tax Fees" were  billed for  professional  services  rendered  for tax compliance and tax return preparation.

  Services that the Fund's Independent Registered Public Accounting Firm Billed
              to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Investment Company
Capital  Corporation  ("ICCC" or the  "Adviser"),  and any  entity  controlling, controlled  by or under common  control  with ICCC  ("Control  Affiliate")  that provides ongoing services to the Fund ("Affiliated Fund Service Provider"),  for
engagements  directly related to the Fund's operations and financial  reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                   Audit-Related           Tax Fees              All Other
 Fiscal            Fees Billed to          Billed to           Fees Billed
  Year             Adviser and            Adviser and         to Adviser and
  Ended          Affiliated Fund        Affiliated Fund      Affiliated Fund
 March 31,       Service Providers      Service Providers    Service Providers
--------------------------------------------------------------------------------
2005               $490,322                 $0                    $0
--------------------------------------------------------------------------------
2004               $573,742                 $0                    $0
--------------------------------------------------------------------------------

The  "Audit-Related  Fees"  were  billed for  services  in  connection  with the assessment of internal controls,  agreed-upon  procedures and additional related procedures.

                               Non-Audit Services

The  following  table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee  pre-approved all non-audit services that
PWC  provided to the Adviser  and any  Affiliated  Fund  Service  Provider  that related  directly to the Fund's  operations and financial  reporting.  The Audit
Committee  requested  and  received  information  from PWC about  any  non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                                       Total
                                     Non-Audit
                                    Fees billed
                                   to Adviser and
                                     Affiliated
                                        Fund
                                      Service            Total
                                     Providers         Non-Audit
                                    (engagements      Fees billed
                                     related        to Adviser and
                 Total             directly to         Affiliated
               Non-Audit          the operations      Fund Service
Fiscal        Fees Billed         and financial        Providers
 Year           to Fund             reporting          (all other      Total of
 Ended                             of the Fund)       engagements)     (A), (B)
March 31,        (A)
                                        (B)               (C)           and (C)
--------------------------------------------------------------------------------
2005            $3,255                  $0             $236,994         $240,249
--------------------------------------------------------------------------------
2004            $3,100                  $0            $2,412,058      $2,415,158
--------------------------------------------------------------------------------

All other  engagement  fees were  billed for  services in  connection  with risk management,  tax services and process  improvement/integration  initiatives  for
ICCC and other related  entities that provide  support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD
21202.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Cash Reserves Fund, Inc.

By:                                 /s/ Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               May 31, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Cash Reserves Fund, Inc.

By:                                 /s/ Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               May 31, 2005

By:                                 /s/ Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               May 31, 2005